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                                                                   EXHIBIT 10.13

                              EMPLOYMENT AGREEMENT

     THIS AGREEMENT made as of the 1st day of July, 1999.

BETWEEN:

          FLONETWORK INC., 260 King Street East, Building C, Toronto, Ontario, a corporation incorporated under the laws of Ontario (the "Employer" or the "Company")

          -and-

          ERIC GOODWIN, of Lombardy, in the Province of Ontario

          (the "Employee")

WHEREAS the Employer is an Internet based services company providing e-mail marketing and delivery solutions and other products and services developed or offered by the Employer and its affiliates from time to time (the "BUSINESS");

AND WHEREAS the Employer wishes to employ the Employee and the Employee wishes to serve the Employer on the terms and conditions contained in this Agreement;

The parties agree, in consideration of the mutual covenants and conditions contained herein, as follows:

1.   DUTIES AND RESPONSIBILITIES OF EMPLOYEE

The Employee shall assume the position of Chief Executive Officer of the Employer and shall have those responsibilities set forth in Schedule "A" hereto. The Employee shall also serve as a member of the Board of Directors of the Employer (the "Board"), subject to election or appointment to the Board by the Employer's shareholders or directors (in accordance with applicable law) from time to time, and shall report to the Board on the Business. In each such capacity, the Employee shall perform all such duties and exercise all such powers consistent with his obligations as may from time to time be assigned to or vested in him by the Board.

2.   DURATION

The term of this Agreement (the "Term") shall commence effective July 1, 1999 and shall continue until terminated in the manner contemplated in section 9 hereof.

3.   STANDARD OF CARE

     (a) The Employee shall devote all of his working time, attention and ability to the Business and to the carrying out of his duties and responsibilities hereunder.


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     (b)  During the continuance of his employment hereunder, the Employee shall well and faithfully serve the Employer and shall use his best efforts to promote the interests of the Employer.

     (c) It is acknowledged that the Employee may, subject to the terms of the Non-Competition Agreement and Intellectual Property Assignment dated as of July 1, 1999 executed by the parties to this Agreement (the "Non-Competition Agreement"), serve as a director of other companies from time to time, provided that such positions do not impair the Employee's ability to carry out his duties hereunder.

4.   REMUNERATION

The remuneration of the Employee for his services hereunder shall be as set out in Part I of Schedule "B" hereto, or such other remuneration as may from time to time be mutually agreed upon in writing between the Employer and the Employee.

5.   BENEFITS

The benefits of the Employee for his services hereunder shall be as set out in
Part II of Schedule "B" hereto.

6.   VACATION

During the employment of the Employee hereunder, the Employee shall from time to time be entitled to such vacations as are set out in Part III of Schedule "B" hereto. Such vacations shall be taken at such time or times as the Employee shall decide, provided that the Employee shall schedule his vacations with due regard to the performance of his essential duties to the Employer pursuant to the terms of this Agreement.

7.   EMPLOYEE STOCK OPTIONS

     (a) The Employee shall be eligible to participate in the employee stock option plan of the Employer, as administered by the Board and on such terms as shall from time to time be determined by the Board.

     (b) On July 1, 1999, the Employee was granted stock options to purchase common shares in the capital of the Employer on the terms set out in the option agreement dated as of July 1, 1999 between the Employee and the Employer (the "Non-Statutory Stock Option Agreement"). Such options shall not form a part of the Employer's employee stock option plan (the "ESOP") but shall nonetheless be administered in accordance with the ESOP.

8.   ANNUAL COMPENSATION REVIEW AND BUSINESS PLAN

An annual review of the compensation of the Employee provided for herein shall be conducted by the Compensation Committee of the Board, taking into account such contributing factors as shall reasonably be determined by the Compensation Committee or the Board from time to time


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and communicated at the beginning of each fiscal year to the Employee. In addition, the Employee shall present on an annual basis, by the end of the first quarter of each fiscal year of the Employer, a business plan for the next following fiscal year for approval by the Board. This plan shall serve both as a guideline for operations of the Employer, and shall also be used, in part, as a benchmark against which the Employee's performance can be assessed and compensation determined.

9.   TERMINATION

The employment of the Employee hereunder may be terminated in the following manner or circumstances:

     (a) at any time, without prior notice or payment in lieu of notice or severance payment, by notice in writing from the Employer to the Employee, for a reason which would in law permit an employer to terminate the employment of an employee for cause, or upon receipt of notice from the Employee that he has resigned from the employment;

     (b) at any time without cause, by three months prior notice in writing from the Employer to the Employee, or by payment of three month's salary as provided for in section 4 hereof in lieu of notice and severance payment including without limitation any entitlement under the Employment Standards Act (Ontario);

     (c) upon the death of the Employee, in which case the employment shall be deemed to terminate on the date of death; and

     (d) in the event of the bona fide illness, physical or mental, resulting in the Employee being unable to devote his full time and attention to the affairs of the Employer for six consecutive months (and in calculating the six-month period of disability, unless and until the Employee shall have returned to attending to the affairs of the Employer on a full-time basis for 30 consecutive normal working days, the said period of disability shall be deemed to have been continued without interruption whatsoever), or the adjudication of the Employee as a mental incompetent, in either of which cases notice in writing from the Employer shall be sent to the Employee or his legal representative and the Employee's employment shall be deemed to terminate on the giving of such notice.

Upon any notice being given pursuant to subsections 9(a) or (b), upon payment of the amount referred to in subsection (b), or upon the occurrence of an event described in subsections 9(c) or (d), as the case may be (the "EFFECTIVE DATE OF TERMINATION"), this Agreement and the employment of the Employee hereunder shall be wholly terminated. The Employee acknowledges and agrees that, notwithstanding the termination of his employment, however caused, the provisions of the Non-Competition Agreement and the Non-Statutory Stock Option Agreement shall remain in full force and effect in accordance with the terms thereof. Upon such termination, the Employee have no claim against the Employer for damages or otherwise except in respect of payment of remuneration earned, due and owing as provided for in section 4 or in respect of other benefits to which the Employee is entitled hereunder to and including the


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effective date of termination. For greater certainty, the termination of the
Employee pursuant to subsection 9(d) shall in no way affect any disability benefits the Employee would otherwise be entitled to pursuant to the Employer's Employee Benefits Plan.

The parties hereto acknowledge and agree that the payment referred to in subsection 9(b) is a reasonable estimate of the damages that might be suffered by the Employee for termination of this Agreement, the said amount being liquidated damages and not a penalty.

10.  NOTICES

Any notice under this Agreement shall be in writing and may be delivered (i) by personal delivery, which shall made to the Chief Financial Officer of the Employer in the case of the Employer; (ii) by registered or certified mail, which shall be deemed duly delivered four business days after it is sent by registered or certified mail, return receipt requested, postage prepaid; or
(iii) by a reputable nationwide overnight courier service which shall be deemed duly delivered one business day after it is sent for next-business day delivery by such overnight courier service, in each case to the undersigned at 260 King Street East, Building C, Toronto, Ontario, in the case of the Employer, and to the last address of the Employee known to the Employer, in the case of the Employee. Either party may change the address to which notices are to be delivered by giving notice of such change to the other party in the manner set forth this section 10.

11.  INDEPENDENT LEGAL ADVICE

The Employee hereby acknowledges and agrees that the Employee has had full opportunity to seek and receive independent legal advice with respect to this Agreement and that if the Employee failed to seek or receive such independent legal advice before signing this Agreement, shall not rely on such failure as a defence to an argument that this Agreement, or any part of it, is valid or enforceable.

12.  ENTIRE AGREEMENT

This Agreement, except as otherwise specifically provided herein, represents the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended except by further agreement made in writing between the parties.

13.  GOVERNING LAW

This Agreement shall be deemed to have been made in and shall be construed in accordance with the laws of the Province of Ontario and for the purposes of all legal proceedings this Agreement shall be deemed to have been performed in such province and the courts of such province shall have jurisdiction to entertain any action arising under this Agreement; provided always that nothing contained herein shall prevent the Employer from proceeding at its election against the Employee in the courts of any other province or country.

14.  MISCELLANEOUS


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It is agreed by and between the parties hereto that Schedules "A" and "B"
referred to herein, and annexed hereto, form an integral part of this Agreement and this Agreement shall be construed as incorporating such Schedules. The terms "HEREOF", "HEREIN", "HEREUNDER" and similar terms refer to this Agreement as a whole and not to any specific provision or subdivision thereof. The terms "AFFILIATE" and "PERSON" as used herein have the meanings ascribed thereto in the Business Corporations Act (Ontario).

15.  SUCCESSORS, ASSIGNS

The provisions hereof, where the context permits, shall ensure to the benefit of and be binding upon the heirs, executors, administrators and legal personal representatives of the Employee, and the successors and assigns of the Employer, respectively. When the context so requires or permits, the masculine gender shall be read as if the feminine or neuter genders were expressed.

16.  COUNTERPARTS AND EXECUTION BY FACSIMILE

This Agreement may be executed by the parties in any number of separate counterparts each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. This Agreement may be executed and delivered by facsimile, provided that actual executed copies of this Agreement shall be substituted forthwith after execution for the copies executed by facsimile.

17.  SEVERABILITY

If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof shall continue in full force and effect.

IN WITNESS WHEREOF the Employer has executed this Agreement and the Employee has hereunto set his hand and seal as of the date first above written.


                                          FLONETWORK, INC.


                                          By: /s/ Eric Goodwin
                                              ----------------------------

  /s/ Wilson Lee                          ________________________________1/s
-------------------------------
Witness                                   ERIC GOODWIN


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                                  SCHEDULE "A"

             DUTIES AND RESPONSIBILITIES OF CHIEF EXECUTIVE OFFICER

The Chief Executive Officer shall perform such executive and managerial duties and responsibilities customary to his offices and as are reasonably necessary to the operations of the Employer and the Business as may be assigned to him from time to time by or under authority of the Board. The Employee shall have primary responsibility and authority for the general management, administration, long-term planning and day-to-day operations of the Employer and the Business, including without limitation: the development and implementation of the Employer's annual operating and financial plan; the coordination of the internal and external communications of the Employer; the development and implementation of programs, policies and procedures designed to improve the overall productivity, efficiency, and profitability of the Employer; and the hiring, evaluation and termination of staff.


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                                  SCHEDULE "B"

PART I - REMUNERATION

$200,000 per annum (base salary) in Canadian dollars.

The Company will also reimburse the Employee for all reasonable out-of-pocket living expenses incurred by the Employee in connection with maintaining a second residence in Toronto, subject to a maximum of $Cdn $30,000 per annum.

PART II - BENEFITS

The Employee shall be eligible to participate in all employee benefit plans of the Employer made available to senior management of the Employer generally and such other benefits as may be determined by the Board from time to time and agreed to in writing by the Employer and the Employee.

PART III - VACATION

4 weeks per annum.


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                          NON-COMPETITION AGREEMENT AND
                        INTELLECTUAL PROPERTY ASSIGNMENT


TO:  FloNetwork Inc.
     (hereinafter referred to as "FLONETWORK")

     WHEREAS the undersigned is an employee of FloNetwork and, effective as of July 1, 1999, being the time of employment of the undersigned by FloNetwork, has agreed to enter this Agreement to protect the confidential information, intellectual property and other assets of FloNetwork;

     NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and covenants contained herein and the receipt of five dollars and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by the undersigned), the undersigned hereby covenants and agrees in favour of FloNetwork, as follows:

1.   DEFINITIONS. For the purposes of this Agreement:

     (a) "AFFILIATE" has the meaning ascribed thereto in the Business Corporations Act (Ontario).

     (b) "BUSINESS" means the business of the design, development and marketing of e-mail marketing and delivery solutions and related services and other products and services developed or offered by FloNetwork or its Affiliates from time to time.

     (c) "CONFIDENTIAL INFORMATION" means all secrets, trade secrets, know-how and information (and all documents and other tangible items which record information, whether in writing, in computer readable format or otherwise), in each case relating to the Business or any person with which FloNetwork does business, which is of a private, secret or confidential nature or is not known generally to persons outside the employ of FloNetwork or the person with which FloNetwork does business, respectively, including without limitation, the following:

          (i) all information relating to the Intellectual Property and the products and services of FloNetwork;

          (ii) all computer programs, either now existing or currently under development, including algorithms, specifications, flow charts, listings, source code and object code either owned by FloNetwork or to which FloNetwork has access and which FloNetwork wishes or is required to keep confidential;

          (iii) all unpatented inventions, source code versions of software, program and products specifications, production and quality control manuals, prototypes, drawings, data, designs, construction and operating techniques, analyses, compilations, studies, processes, systems, photographs, models,


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                operating manuals, created, invented or acquired by or licensed to a person with which FloNetwork does business;

          (iv) information relating to past, present and contemplated products, techniques and modes of merchandising, marketing techniques, manufacturing processes, procedures and know-how of FloNetwork;

          (v) all financial information, all information relating to marketing, and manufacturing, and marketing strategies of FloNetwork or any person with which it does business;

          (vi) information concerning the clients or customers and former clients and customers of FloNetwork including their names, customer lists and records; and

          (vii) any information, process or idea that is proprietary to FloNetwork or that FloNetwork is bound to hold confidential and is not generally known outside of FloNetwork.

     (d) "INTELLECTUAL PROPERTY" means all intellectual and industrial property, including without limitation, financial, operating and training ideas, copyrights, patents processes and materials, works of expression, improvements, inventions, designs, computer programs and any other creations, data, topographies, concepts and trade secrets, the Confidential Information, and all intellectual and industrials property rights, applications and registrations relating to the foregoing, without limitation, all rights and trade secrets, patents, industrial design and topography, registrations and copyrights, and divisions, derivative applications, continuations, re-issues, re-examinations, extensions and reversions and rights of priority resulting from the filing of applications, including without limitation all Developments (as defined in Section 6), which are related to the past, current, future, actual or anticipated business, products, services, manufacturing or research and development activities of FloNetwork or its Affiliates, either solely or in concert with third parties.

2. NON-COMPETITION. The undersigned shall not, without the prior written consent of FloNetwork, at any time during the term of the undersigned's employment with FloNetwork or within the period of two years following the date of termination thereof, either individually or in partnership or in conjunction with any person, whether as principal, agent, shareholder, director, officer, employee, investor, lender, advisor, consultant or in any other manner whatsoever, directly or indirectly, advise, manage, carry on, be engaged in, be interested in, be concerned with, invest in, or lend money to, or guarantee debts or obligations of, or permit the undersigned's name or any part thereof to be used or employed by any person, managing, carrying on, engaged in, interested in, or concerned with a business which is in any way competitive to or in competition with the Business as currently carried on or as proposed by FloNetwork to be carried on after the date hereof by FloNetwork or its Affiliates. The foregoing shall not prevent the undersigned (i) from purchasing as a passive investor up to 1% of the outstanding shares


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     or other securities of any class of any publicly-held issuer to which are attached not more than 1% of all votes attaching to all voting securities of such issuer.

3. CUSTOMERS. The undersigned shall not, at any time during the term of the undersigned's employment with FloNetwork or within the period of two years following the date of termination thereof, either individually or in partnership or in conjunction with any person, whether as principal, agent, shareholder, director, officer, employee, investor, advisor, consultant or in any other manner whatsoever, directly or indirectly, engage in the solicitation of and/or sale to any the customers of FloNetwork or its Affiliates of any products or services of the type sold by the Business carried on or as proposed by FloNetwork to be carried on after the date hereof by FloNetwork or its Affiliates.

4. EMPLOYEES. The undersigned shall not, during the term of the undersigned's employment with FloNetwork or within a period of two years following the date of termination thereof, either individually or in partnership or in conjunction with any person, whether as principal, agent, shareholder, director, officer, employee, investor, advisor, consultant or in any other manner whatsoever, directly or indirectly, attempt to induce or persuade any employee employed by FloNetwork or its Affiliates to leave such employ, nor solicit for employment or employ, or hire or engaged as an independent contractor, any such employee.

5. CONFIDENTIAL INFORMATION. The undersigned shall not, during the term of the undersigned's employment with FloNetwork or within a period of two years following the date of termination thereof, either individually or in partnership or in conjunction with any person, whether as principal, agent, shareholder, director, officer, employee, investor, advisor, consultant or in any other manner whatsoever, directly or indirectly, disclose or use, publish or seek to protect for any purposes other than those of the Business, any Confidential Information however obtained by the undersigned, and the undersigned agrees to return to FloNetwork promptly following the date hereof, all documents, copies, records and other materials in the possession or under the control of the undersigned which pertain to the Confidential Information or to the Business generally. Notwithstanding, this Section 5 shall not apply to information became readily available to the public after the time such Confidential Information was made available to the undersigned other than through a breach of this Agreement.

6.   ASSIGNMENT OF INTELLECTUAL PROPERTY.

     (a) The undersigned will make full and prompt disclosure to FloNetwork of all inventions, improvements, discoveries, methods, developments, software, works of authorship, whether patentable or not, which are created, made, conceived or reduced to practice by him or her or under his or her direction or jointly with others during his or her employment by FloNetwork, whether or not during normal working hours or on the premises of FloNetwork (all of which collectively referred to in this Agreement as "Developments").


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     (b)  The undersigned, without further consideration from FloNetwork, hereby:

          (i)   disclaims all interest in and to the Intellectual Property;

          (ii) assigns all the undersigned's right, title and interest in and to all Intellectual Property and any application filed therefor to FloNetwork;

          (iii) confirms that any work done by the undersigned for FloNetwork prior to his or her employment by FloNetwork relating in any way to the conception, design, development or support of products or services for FloNetwork constitutes Intellectual Property which is the property of FloNetwork;

          (iv) agrees not to incorporate or permit to be incorporated any intellectual property rights of the undersigned into any products or services of FloNetwork without FloNetwork's prior written consent;

          (v) agrees to execute all instruments and papers, and perform all acts necessary including, but not limited to, assisting FloNetwork in obtaining any type of Intellectual Property protection throughout the world as may be reasonably considered necessary or desirable by FloNetwork at the expense of FloNetwork;

          (vi) agrees to return to FloNetwork promptly following the date hereof all expressions of data and information related to the Intellectual Property and agrees that all records, documentation and expressions are and shall remain the property of FloNetwork; and

          (vii) represents that the undersigned's performance of the terms of this Agreement does not and will not breach any other agreement to keep in confidence proprietary information acquired by the undersigned, and the undersigned has not entered into, and agrees not to enter into, any agreement (whether oral or written) in conflict herewith.

7. GOVERNMENT OBLIGATIONS. The undersigned acknowledges that FloNetwork from time to time may have agreements with other parties or with government bodies, or agencies thereof, which impose obligations or restrictions on FloNetwork regarding inventions made during the course of work under such agreements or regarding the confidential nature of such work. The undersigned agrees to be bound by all such obligations and restrictions which are made known to the undersigned and to take all appropriate action necessary to discharge the obligations of FloNetwork under such agreements.

8. WAIVER OF MORAL RIGHTS. The undersigned agrees to waive any and all moral rights in the Intellectual Property arising under the Copyright Act (Canada), as amended, or similar legislation and/or any rights to similar effect in any country or at common law that the undersigned or any agent performing services on behalf of the undersigned hereunder, may have with respect to the Intellectual Property, including but not limited to the right to the integrity of the Intellectual Property, the right to attribution of authorship, the right to


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     restrain any distortion, mutilation or other modification of the
     Intellectual Property and the right to permit any use of the Intellectual Property in association with a product, service, cause or institution that may be prejudicial to the honour or reputation of the undersigned (collectively the "Moral Rights"). Without limiting the foregoing, the undersigned grants to FloNetwork the right to edit, adapt and in any other way modify and translate the Intellectual Property, including without limitation the right to produce or reproduce part of the Intellectual Property or any derivative work based thereon, and the right to use the Intellectual Property in association with all products, services, causes and institutions. The undersigned agrees that anything which FloNetwork may do with the Intellectual Property does not or will not constitute any prejudice to the undersigned's honour or reputation. Further, the undersigned hereby transfers its right to restrain any violation of Moral Rights in the Intellectual Property including any distortion, mutilation or other modification of the Intellectual Property, to FloNetwork, or, failing the ability to transfer such right, the undersigned hereby irrevocably appoints FloNetwork as the undersigned's agent to enforce its right to restrain any violation of the Moral Rights at the expense of FloNetwork and the complete indemnification of the undersigned.

9. UNITED STATES COPYRIGHT LAW. For the purposes of the United States of America, the undersigned confirms that the Intellectual Property was specially ordered or commissioned by, and was authored under the direction, control and supervision of, FloNetwork and is one of the works enumerated in the United States Copyright Law of 1976 as, and shall be considered as, a "work made for hire" within the meaning of the copyright laws of the United States, and that FloNetwork is entitled to the entire right, title and interest in and to the copyright in the United States. If, however, the Intellectual Property is not deemed a "work made for hire" under the United States Copyright Law, the undersigned shall be bound by the provision; of the assignment herein in respect of the United States of America.

10. REMEDIES FOR BREACH. The undersigned recognizes that a breach of any of the covenant contained herein would result in substantial and irreparable damages to FloNetwork and that FloNetwork could not adequately be compensated for such damages by monetary award alone. Accordingly, the undersigned agrees that in the event of any such breach, in addition to any other remedies available to FloNetwork at law or otherwise, FloNetwork shall each be separately entitled as a matter of right to apply to a court of competent jurisdiction for relief by way of injunction, restraining order, decree or otherwise as may be appropriate to ensure compliance by the undersign with the provisions of this Agreement. Any remedy expressly set forth in this Agreement shall be in addition to and not inclusive of or dependent upon the exercise of any other remedy available to FloNetwork at law or otherwise.

11. COVENANTS. The undersigned agrees and acknowledges that the covenants and provisions contained in this Agreement are in addition to, and not in replacement of, any similar covenants and provisions provided in any other agreement relating to the subject matter hereof.

12. REASONABLENESS OF RESTRICTIONS. The undersigned agrees that (a) all restrictions in the Agreement are necessary for the protection of the business and goodwill of FloNetwork


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     and are reasonable and valid, and all defences to the strict enforcement thereof by FloNetwork are hereby waived by the undersigned, and (b) the time periods and geographic scope of the provisions hereof are reasonable and valid.

13. SEVERABILITY. Each covenant and provision contained in this Agreement shall severable, separate and distinct and the unenforceability in whole or in part of any covenant or provision hereof shall be deemed not to affect or impair the validity or enforceability of any other covenant or provision hereof

14. NOTICES. Any notice under this Agreement shall be in writing and may be delivered (i) by personal delivery, which delivery shall be made to the Chief Financial Officer of FloNetwork in the case of FloNetwork; (ii) by registered or certified mail, which shall be deemed duly delivered four business days after it is sent by registered or certified mail, return receipt requested, postage prepaid; or (iii) by a reputable nationwide overnight courier service which shall be deemed delivered one business day after it is sent for next-business day delivery by such overnight courier service, in each case to FloNetwork at 260 King Street East, Building C, Toronto, Ontario, in the case of FloNetwork, and to the last address of the undersigned known to FloNetwork, in the case of the undersigned. Either party may change the address to while notices are to be delivered by giving notice of such change to the other party in the manners forth this Section 14.

15. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, whether written or oral, relating to the subject matter of this Agreement.

16. AMENDMENT. This Agreement may be amended or modified only by a written instrument executed by both FloNetwork and the undersigned.

17. FURTHER ASSURANCES. The undersigned shall, from and after the date hereof as requested by FloNetwork, from time to time, do and execute or cause to be made, done and executed all such further acts, deeds and assurances as may reasonably be considered necessary or desirable by FloNetwork to effect the purpose of this Agreement and to carry out its provisions.

18. EXTENDED MEANINGS. In this Agreement, words importing the singular number include the plural and vice-versa and words importing the masculine gender include the feminine and neuter genders.

19. ATTORNMENT. The undersigned agrees (i) that any action or proceeding relating to this Agreement may be brought in any court of competent jurisdiction in the Province of Ontario, and for that purpose now irrevocably and unconditionally attorns and submits to the jurisdiction of such Ontario court; (ii) not to oppose any such Ontario action or proceeding on the basis of forum non conveniens or for any other reason; and (iii) not to oppose the enforcement against it in any other jurisdiction of any judgment or order duly obtained from an Ontario court contemplated by this Section.

20. WAIVERS. No delay or omission by the Company in exercising any right under the Agreement shall operate as a waiver of that or any other right. A waiver or consent given


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     by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

21. SUCCESSORS AND ASSIGNMENT. This Agreement shall enure to the benefit of, and be binding on, the parties hereto and their respective heirs, executors, administrators, successor's and legal representatives. FloNetwork may assign its rights hereunder to any person without the consent of the undersigned and, upon such assignment, this Agreement shall enure to the benefit of and be binding upon any such respective assign of FloNetwork.

22. INDEPENDENT LEGAL ADVICE. The undersigned hereby acknowledges and agrees that undersigned has had full opportunity to seek and receive independent legal advice with respect to this Agreement and that if the undersigned failed to seek or receive such independent legal advice before signing this Agreement, shall not rely on such failure as a defence to an argument that this Agreement, or any part of it, is valid or enforceable.

23. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of Ontario and the federal laws of Canada applicable therein.

DATED as of the 1st day of July, 1999.


SIGNED, SEALED AND DELIVERED        )
in the presence of                  )
                                    )
                                    )
                                    )
   /s/ Wilson Lee                   )             /s/ Eric Goodwin
------------------------------------             -------------------------------
Name:                                            Eric Goodwin


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